UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 2, 2022

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-04321	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Mailing address:
3rd Floor
1 Ashley Road
Altrincham
Cheshire WA14 2DT
United Kingdom
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: +44 7391 789784
Former name or address, if changed since last report:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC
*Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

On June 2, 2022, Centessa Pharmaceuticals plc (the “Company”) announced its strategic decision to discontinue the clinical development of lixivaptan for the treatment of Autosomal Dominant Polycystic Kidney Disease (“ADPKD”).

As part of this strategic decision, we expect to incur costs of approximately $6 million to $8 million relating to lixivaptan program wind-down activities and reduction in headcount, all of which are expected to be incurred in 2022. The estimate of costs that we expect to incur and the timing thereof are subject to a number of assumptions, and actual results may differ. We may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the decision to discontinue and wind-down the clinical development of lixivaptan.

Item 8.01 Other Events

On June 2, 2022, we issued a press release announcing, among other things, our decision to discontinue the development of lixivaptan for ADPKD. We expect a significant reduction in annual cash burn and anticipate that the cash runway for our existing programs will now extend into 2026, without drawing on the remaining available tranches under the Oberland credit facility.

The ALERT study was an open-label, non-registrational repeat-dose study designed to assess hepatic and non-hepatic safety of lixivaptan in subjects who previously experienced abnormal liver chemistry test results that met the criteria for drug induced liver injury (“DILI”) while undergoing treatment with tolvaptan, and who were permanently discontinued from tolvaptan for that reason. One participant in the ALERT study, who had previously experienced alanine aminotransferase ("ALT") elevations with tolvaptan on two occasions (maximum ALT elevation of 2.2x the ULN), was observed to have an ALT elevation of 3.3x the ULN and an aspartate aminotransferase ("AST") elevation 3.2X ULN on day 104 after first dose of lixivaptan. Lixivaptan dosing was stopped. Subsequently, and upon elevation of ALT to 5.7x the ULN, the subject was hospitalized and then discharged the following day. Highest ALT elevation reported as of May 28, 2022 was 6.9x the ULN. The subject has had no other signs or symptoms, no other implicated drugs, and no lab evidence of viral or autoimmune hepatitis. To date, no alternative plausible causes have been identified for the subject’s abnormal ALT and AST findings. The subject remains under close monitoring, and protocol processes are being followed. The Company has started the notification process for the health authorities as well as study sites and investigators.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 2, 2022, we also updated our Corporate Presentation, including new data from our LockBody LB101 ASCO 2022 abstract. A copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward Looking Statements

This report, including the exhibits hereto, contains forward-looking statements. These statements may be identified by words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” “aim,” “seek,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this press release that are not statements of historical fact may be deemed to be forward-looking statements, including statements related to the Company’s ability to deliver impactful medicines to patients; the ability of our key executives to drive execution of the Company’s portfolio of programs; our asset-centric business model and the intended advantages and benefits thereof; research and clinical development plans; the scope, progress, results and costs of developing our product candidates or any other future product candidates; the development and therapeutic potential of our product candidates, including SerpinPC and ZF874; strategy; regulatory matters, including the timing and likelihood of success of obtaining approvals to initiate or continue clinical trials or market any products; market size and opportunity for our product candidates; our anticipated cash runway; and costs that we expect to incur in connection with our decision to discontinue development of lixivaptan. Any forward-looking statements in this press release are based on our current expectations, estimates and projections only as of the date of this release and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to our ability to protect and maintain our intellectual property position; business (including commercial viability), regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company; risks inherent in developing products and technologies; future results from our ongoing and planned clinical trials; our ability to obtain adequate financing, including through our financing facility with Oberland, to fund our planned clinical trials and other expenses; trends in the industry; the legal and regulatory framework for the industry, including the receipt and maintenance of clearances to conduct or continue clinical testing; future expenditures risks related to our asset-centric corporate model; the risk that any one or more of our product candidates will not be successfully developed and/or commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; geo-political risks such as the Russia-Ukraine war and risks related to the ongoing COVID-19 pandemic including the effects of the Delta, Omicron and any other variants. These and other risks concerning our programs and operations are described in additional detail in our Form 10-K, our Form 10-Q, and our other reports, which are on file with the SEC. We explicitly disclaim any obligation to update any forward-looking statements except to the extent required by law.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
99.1	Press Release dated June 2, 2022
99.2	Corporate Presentation including LockBody LB101 ASCO Update, dated June 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 2, 2022

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer